Exhibit 10.3

US Guarantee Consent Deed

Each person listed in Schedule 1

Guarantors

ResMed Limited

Borrower

HSBC Bank Australia Limited

Security Trustee

Execution copy

Clayton Utz

Lawyers

Levels 19-35 No. 1 O’Connell Street Sydney NSW 2000 Australia

PO Box H3 Australia Square Sydney NSW 1215

T +61 2 9353 4000 F +61 2 8220 6700

www.claytonutz.com

Our reference 15136/15104/80079617

US Guarantee Consent Deed dated 17 September 2008

Parties	Each person listed in Schedule 1 (each a “US Guarantor” and together the “US Guarantors”)

ResMed Limited ABN 30 003 765 142 (“Borrower”)

HSBC Bank Australia Limited ABN 48 006 434 162 (in its capacity as “Security Trustee”)

Background

A.	By guarantee and indemnity (“Guarantee”) dated 8 June 2006 among the US Guarantors, the Borrower and the Security Trustee, the US Guarantors guaranteed to the Finance Parties the satisfaction and payment in full of the Obligations by each Debtor.

B.	The Borrower has requested the Financiers to provide a USD50,000,000 increase in the Facilities under and as defined in the Amended Agreement (the “Further Loan”).

C.	The Financier has agreed to provide the Further Loan to the Borrower. The US Guarantors wish to consent to the Further Loan and to acknowledge that the Guarantee will continue to secure the Obligations including, without limitation, under or in connection with the Further Loan.

Operative provisions

1.	Definitions and interpretation

1.1	Definitions

In this deed:

“Amended Agreement” means the Original Facility Agreement, as amended and restated by the Amendment and Restatement Agreement.

“Amendment and Restatement Agreement” means the document entitled “Amendment and Restatement Agreement” dated on or about the date of this deed between the Borrower, the Financier, the Facility Agent and the Security Trustee.

“Facility Agent” means HSBC Bank Australia Limited ABN 48 006 434 162.

“Financier” means The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch ABN 65 117 925 970.

“Original Facility Agreement” means the syndicated facility agreement dated 8 June 2006 and entered into by the Borrower, the Security Trustee and others.

1.2	Guarantee

Unless otherwise defined, expressions used in this deed have the meanings given to them in the Guarantee (including by way of incorporation from the Original Facility Agreement).

1.3	Incorporation

The provisions of clauses 1.3 and 13(b) of the Guarantee are incorporated into this deed as if set out in this deed.

1.4	Capacity

Clause 10 of the Guarantee applies, modified as necessary, as if set out in full in this deed.

1.5	Facility Agreement

This deed is a Finance Document for the purposes of (and as defined in) the Amended Agreement.

2.	Consent and Acknowledgement

Each US Guarantor unconditionally:

(a)	consents to the Further Loan and to the Borrower entering into the Amendment and Restatement Agreement;

(b)	ratifies and confirms its execution of the Guarantee; and

(c)	acknowledges and agrees that its obligations under the Guarantee:

(i)	are not discharged, abrogated, diminished, prejudiced or otherwise affected in any way by the Amendment and Restatement Agreement or the provision of the Further Loan;

(ii)	will continue to guarantee the Obligations including, without limitation, under or in connection with the Further Loan; and

(iii)	remain in full force and effect in accordance with the terms of the Guarantee and continue to be binding notwithstanding the entry by the Borrower into the Amendment and Restatement Agreement and the provision of the Further Loan.

3.	Law and Jurisdiction

3.1	Governing law

This deed is governed by and must be construed according to the law applying in New South Wales.

3.2	Jurisdiction

Each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this deed; and

(b)	waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 3.2(a)

4.	Counterparts

This deed may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart.

EXECUTED as a deed.

Borrower

Executed by ResMed Limited ABN 30 003 765 142 in accordance with section 127 of the Corporations Act by or in the presence of:

/s/ David Pendarvis	/s/ Kieran Gallahue
Signature of Secretary/other Director	Signature of Director or sole Director and sole Secretary

David Pendarvis	Kieran Gallahue
Name of Secretary/other Director in full	Name of Director or sole Director and sole Secretary in full

Guarantors

Executed by ResMed Inc. acting by:

/s/ David Pendarvis
Signature of authorised officer		/s/ Timothy Mackey
Name:	David Pendarvis	Signature of Witness
Title:	Secretary
Timothy Mackey
Name of Witness

Executed by ResMed Corp. acting by:

/s/ David Pendarvis		/s/ Timothy Mackey
Signature of authorised officer		Signature of Witness
Name:	David Pendarvis
Title:	Secretary	Timothy Mackey
Name of Witness

Security Trustee

Signed sealed and delivered for and on behalf of HSBC Bank Australia Limited ABN 48 006 434 162 by its Attorney under a Power of Attorney dated                     , and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:

/s/ Garry James Richmond
Signature of Attorney

/s/ Elin Schwarzenecker	Garry James Richmond
Signature of Witness	Name of Attorney in full

Elin Schwarzenecker
Name of Witness in full

Schedule 1 - Guarantors

Name:	ResMed Inc.
Address for notices:	14040 Danielson Street
Poway, CA 92064
USA
Fax:	(1) 858 746 2830
For the attention of:	General Counsel

Name:	ResMed Corp.
Address for notices:	14040 Danielson Street
Poway, CA 92064
USA
Fax:	(1) 858 746 2830
For the attention of:	General Counsel